UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2017

DIGITALGLOBE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34299	31-1420852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 W. 120th Avenue

Westminster, Colorado  80234

(Address of principal executive offices, including zip code)

(303) 684-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February  24, 2017, DigitalGlobe, Inc. (“Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2016.  A copy of the Company’s press release is furnished herewith as Exhibit 99.1.    Additionally, on February 24, 2017, the Company held a conference call to discuss its financial results for the fiscal quarter and year ended December 31, 2016.    A transcript of DigitalGlobe’s earnings conference call held on February 24, 2017 is furnished herewith as Exhibit 99.2.    A copy of supplemental prepared remarks for the earnings conference call is also being furnished herewith as Exhibit 99.3.

The information contained in this Current Report on Form 8-K, including Exhibits 99.1 through Exhibit 99.3,  are being furnished and shall not be deemed ”filed” for the purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed incorporated by reference into any filing by the Company under the U.S. Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

Exhibit 99.1	DigitalGlobe, Inc.’s earnings press release, dated February 24, 2017.
Exhibit 99.2	Transcript of DigitalGlobe, Inc.’s earnings call held on February 24, 2017
Exhibit 99.3	DigitalGlobe, Inc.’s Supplemental Prepared Remarks, dated February 24, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITALGLOBE, INC.

Date: February 24, 2017	By:	/s/ Daniel L. Jablonsky
Daniel L. Jablonsky
Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	DigitalGlobe, Inc.’s earnings press release, dated February 24, 2017.
Exhibit 99.2	Transcript of DigitalGlobe, Inc.’s earnings call held on February 24, 2017
Exhibit 99.3	DigitalGlobe, Inc.’s Supplemental Prepared Remarks, dated February 24, 2017